UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

MASTERBRAND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41545	88-3479920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One MasterBrand Cabinets Drive Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 812-482-2527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2023, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). As of April 10, 2023, the record date for holders of shares of common stock (the “Shares”) entitled to vote at the Annual Meeting, there were 128,491,606 Shares outstanding and entitled to vote at the Annual Meeting. Of the Shares entitled to vote, 113,195,436 or approximately 88.09% of the Shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Company’s Articles of Incorporation. There were four matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each such matter.

Proposal 1 – Election of two director nominees to serve three-year terms.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
R. David Banyard	103,527,284	189,897	179,847	9,298,408
Ann Fritz Hackett	103,484,195	180,179	232,654	9,298,408

The shareholders elected each of the nominees as directors.

Proposal 2 – Advisory vote on the Company’s 2022 Named Executive Officer compensation.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	97,360,840	6,184,981	351,207	9,298,408

The shareholders voted to approve the Company’s Named Executive Officer compensation.

Proposal 3 – Advisory vote on the Say-on-Frequency Proposal.

	One Year	Two Years	Three Years	Abstain
Votes Cast	100,830,669	106,615	2,805,890	153,854

The shareholders voted for a say-on-pay vote frequency of one year.

Proposal 4 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.

	Votes For	Votes Against	Abstentions
Votes Cast	112,831,985	235,844	127,607

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERBRAND, INC.

/s/ R. David Banyard, Jr.
R. David Banyard, Jr.
President & Chief Executive Officer

Date: June 9, 2023

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